AIG SUNAMERICA LIFE ASSURANCE COMPANY

VARIABLE SEPARATE ACCOUNT

Supplement to the

WM DIVERSIFIED STRATEGIES III VARIABLE ANNUITY PROSPECTUS

(B-2729-PRO (R-04/04))

DATED MAY 3, 2004

________________________________________________________________________

Capital Protector fees, pages 7, 25, and 34 of the prospectus, are as follows:

Optional Capital Protector Fee

Contract Year Annualized Fee

0-5 0.65%

6-10 0.45%

11+ none

The fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted from your contract value at the end of the first contract quarter and quarterly thereafter. If you purchase your contract in the State of Oregon or Washington, the fee is 0.65% in years 0-7 and 0.30% in years 8-10.

Date: June 2, 2004

Please keep this Supplement with your Prospectus.